EXHIBIT 21.1



NEWPARK  CORPORATIONS, LIMITED LIABILITY COMPANIES
   AND LIMITED PARTNERSHIPS
ADDRESS,ST INCORP., ID NO. ,NO. SHS. DIRS/PRES.

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Entity                               St.of      Sub.         Emp.      No.
______                              Incorp      of         ID No.      Shs.     Dir.         Pres.
                                    ______      __         ______      ____     ____         _____
B.F.C. Oil Company                  Louisiana  Newpark    72-0868239   1,000  Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770   12/15/78   Dormant                        Ballantine
Metairie, LA 70002                                                            Hardey

Chessher Construction, Inc.          Texas     Newpark    72-1286764     500  Cole        James D. Cole
3850 No.Causeway, Suite 1770         1/4/95                                   Ballantine
Metairie, LA 70002                                                            Hardey

Consolidated Mayflower Mines,         Utah     Newpark    87-0320149  55,000  Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770   7/21/75    Dormant                        Ballantine
Metairie, LA  70002                                                           Hardey

Florida Mat Rental, Inc.            Florida    SOLOCO     72-1277728     100  Cole        Ronald Latiol
3850 N. Causeway Blvd., Ste. 1770   8/24/94    Dormant                        Ballantine
Metairie, LA 70002                                                            Latiolais

George R. Brown Services, Inc.       Texas     Newpark    72-1286782   3,000  Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770    1/4/95                                   Ballantine
Metairie, LA  70002                                                           Hardey

Mallard & Mallard, Inc.              Texas     Newpark    72-1286782     500  Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770    7/5/95                                   Ballantine
Metairie, LA 70002                                                            Hardey

Mallard & Mallard of LA, Inc.       Louisiana  Newpark    74-2062791   3,000  Cole       Ronald Latiol
3850 N. Causeway Blvd., Ste. 1770    7/5/79    Dormant                        Ballantine
Metairie, LA  70002                                                           Latiolais

Newpark Environmental               Louisiana  Newpark    72-0770718  10,000  Cole       Charles Joube
     Services L.L.C.                12/22/95                                  Ballantine
P. O. Box 31480                                                               Joubert
Lafayette, LA 70593-1480

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(Continued)

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Entity                               St.of       Sub.        Emp.       No.
______                              Incorp        of        ID No.      Shs.    Dir.         Pres.
                                    ______        __        ______      ____    ____         _____
Newpark Holdings,Inc.                  LA      Newpark    72-1286594     100  Cole        James D. Cole
3850 N.Causeway Blvd., Suite 1770   12/22/94                                  Ballantine
Metairie, LA 70002                                                            Hardey

Newpark Texas, L.L.C.                  LA      Newpark    72-1286789      99  Cole        James D. Cole
3850 N.Causeway Blvd., Suite 1770   12/22/94 NP Holdings                   1  Ballantine
Metairie, LA 70002                                                            Hardey

Newpark Wellhead Services, Inc         LA      Newpark    72-1286763   1,000  Cole       James D. Cole
3850 N.Causeway Blvd.,Suite 1770     1/24/95                                  Ballantine
Metairie, LA 70002                                                            Hardey

SOLOCO, L.L.C.                         LA      Newpark    72-1286785      99  Cole       James D. Cole
3850 N.Causeway Blvd., Suite 1770   12/22/94 NP Holdings                   1  Ballantine
Metairie, LA 70002                                        72-0536201          Latiolais


LIMITED PARTNERSHIPS-TEXAS

BATSON-MILL, L.P.                    TEXAS   NP Holdings  72-1284721      1%             Ed Doss
3850 N.Causeway Blvd., Suite 1770            NP Texas LLC                99%             Manager
Metairie, LA 70002

NEWPARK ENVIRONMENTAL
     SERVICES, L.P.                  TEXAS  NP Holdings   72-1312748      1%
                                            NP Texas LLC                 99%

NEWPARK SHIPHOLDING TEXAS, L.P       TEXAS  NP Holdings   72-1286763      1%
3850 N.Causeway Blvd., Suite 1770           NP Texas LLC                 99%
Metairie, LA 70002

SOLOCO TEXAS, L.P                    TEXAS  NP Holdings   72-1284720      1%
3850 N.Causeway Blvd., Suite 1770           NP Texas LLC                 99%
Metairie, LA 70002


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